UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2014

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Hanmi Financial Corporation (the "Company"), a Delaware corporation and the holding company for Hanmi Bank (the "Bank"), announced today that Michael W. McCall has been appointed the Chief Financial Officer of the Company and the Bank. Mr. McCall succeeds Mark (Shick) Yoon, who will resign from the position to pursue other professional opportunities. Mr. McCall's appointment is effective as of November 12, 2014. Mr. Yoon's last day with the Company will be November 14, 2014.

Mr. McCall, 61, has over 35 years of experience in banking and financial services. Most recently, he was Senior Vice President and Principal Accounting Officer at BBCN Bank where he managed the accounting, financial reporting and accounts payable functions for BBCN Bank and its holding company, BBCN Bancorp, Inc. Prior to BBCN, he held a number of senior leadership positions with other financial institutions, including Professional Business Bank, Sanwa Bank, Wells Fargo Bank and American Savings Bank. From 2008 through 2012, Mr. McCall was an independent consultant providing consulting services to financial institutions in the areas of financial and regulatory reporting, financial projection preparation and accounting and budgeting. Mr. McCall received his degree in Mathematics from the University of California at Los Angeles and holds an MBA from California State University, Los Angeles.

Mr. McCall will receive an annual base salary of $250,000 and will be eligible to receive a performance-based annual incentive bonus of up to 50% of his base salary pro-rated for 2014. He is entitled to an automobile allowance of $1,150 per month. Mr. McCall will be granted 12,500 shares of Company restricted stock and a stock option to purchase 25,000 shares of Company common stock pursuant to the Company's 2013 Equity Compensation Plan, each of which grant will vest ratably in equal installments over three years, subject to Mr. McCall's continuing employment with the Company and the Bank. Mr. McCall is eligible to participate in the Company's standard employee benefits plans.

There are no arrangements or understandings between Mr. McCall and any other persons pursuant to which he was appointed as Chief Financial Officer of the Company and the Bank. There are no family relationships between Mr. McCall and any director, executive officer or any person nominated or chosen by the Company or the Bank to become a director or executive officer. No information is required to be disclosed with respect to Mr. McCall pursuant to Item 404(a) of Regulation S-K.

The full text of the Company's press release announcing the appointment of Mr. McCall is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Hanmi Financial Corporation, dated November 12, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)
November 12, 2014 (Date)	/s/ C. G. KUM C. G. Kum President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Hanmi Financial Corporation, dated November 12, 2014.